SUBSCRIPTION AGREEMENT


The Alpine Group, Inc.
One Meadowlands Plaza
East Rutherford, New Jersey 07073

Gentlemen:

      1. Subscription. (a) Subject to the terms and conditions of this Subscription Agreement, the undersigned, a director or officer of The Alpine Group, Inc., a Delaware corporation (the "Company"), or a subsidiary thereof, hereby agrees to purchase, for $380.00 per share, that number of shares of the Company's series A preferred stock, par value $1.00 per share (the "Preferred Stock"), set forth opposite the undersigned's name on Exhibit A hereto. The offer and sale of Preferred Stock pursuant to this Subscription Agreement is part of an offering of Preferred Stock being made by the Company to all of the directors of the Company and certain of the officers of the Company or a subsidiary thereof. The terms and provisions of the Preferred Stock are currently expected to be substantially as described on Exhibit B hereto.

            (b) The Company has also advised the undersigned that it currently intends to engage in an exchange offer (the "Exchange Offer"), whereby the holders of the Company's common stock, par value $.10 per share (the "Common Stock"), may exchange their shares of Common Stock for a new issue of the Company's 6% subordinated notes. The terms and provisions of the 6% subordinated notes and of the Exchange Offer are currently expected to be substantially as described on Exhibit C hereto.

            (c) The undersigned has also been advised that the Company intends to offer (the "Rights Offering") to its stockholders (other than such directors and officers, as provided by Section 1(d) hereof) the right to subscribe for shares of Preferred Stock in proportion to their current ownership of Common Stock. It is anticipated that each such stockholder will have the right to subscribe for one share of Preferred Stock for each 500 shares of Common Stock owned by such stockholder. The Rights Offering will be made pursuant to a registration statement filed with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933 (the "Securities Act"). The terms and provisions of the Rights Offering are currently expected to be substantially as described on Exhibit B hereto.

            (d) In view of the opportunity of the undersigned to subscribe for shares of Preferred Stock hereunder, the undersigned hereby agrees with the Company that: (i) the undersigned will not participate in the Exchange Offer and
(ii) the undersigned will not exercise or transfer his or her rights with respect to the Rights Offering.

            (e) The undersigned understands that there can be no assurance that the Company will consummate the Rights Offering or the Exchange Offer on the terms set forth on Exhibits B and C, respectively, or at all.

      2. Payment. The undersigned has forwarded or is herewith forwarding by wire transfer the full amount of the purchase price of the shares of Preferred Stock being subscribed for to the following account:

                  Citibank, N.A.
                  111 Wall Street
                  New York, New York 10005
                  ABA# 021000089
                  Account #59214353
                  Proskauer Rose LLP
                  Attorney Trust Account

      3. Deposit of Funds. The payment made as provided in Section 2 hereof shall be returned by the Company to the undersigned in the event of the earlier to occur of (a) the cancellation of this offering or (b) June 30, 2003 (unless extended by the Company) if, on or prior to such date, the Company shall not have consummated the sale of at least an aggregate of 5,265 shares of Preferred Stock to the directors and officers of the Company or officers of a subsidiary thereof.

      4. Acceptance of Subscription. The undersigned understands and agrees that the Company in its sole discretion reserves the right to accept or reject this subscription or any other subscription from any other director or officer for the Preferred Stock in whole or in part. If this subscription is rejected in whole or in part, the Company shall promptly return the funds received from the undersigned (or the appropriate portion thereof in the event of a rejection in part by the Company) without interest thereon or deduction therefrom. In the event of a rejection in whole by the Company, this Subscription Agreement shall thereafter be of no further force or effect.

      5. Representations, Warranties and Covenants of the Undersigned. The undersigned hereby acknowledges, represents and warrants to, and covenants and agrees with, the Company as follows:

            (a) the undersigned understands that the offering and sale of the Preferred Stock is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder and in accordance therewith and in furtherance thereof, the undersigned represents and warrants to and agrees with the Company as follows:


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

                  (i) The undersigned has carefully reviewed the Company's Annual Report on Form 10-K for the year December 31, 2002, as amended, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, and any other documents publicly filed by the Company with the SEC since December 31, 2002;

                  (ii) The undersigned acknowledges that all documents, records and books pertaining to this investment have been made available for inspection by the undersigned, his or her attorney, accountant or purchaser representative;

                  (iii) The undersigned and his or her advisor(s) have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Preferred Stock and related matters and all such questions have been answered to the full satisfaction of the undersigned;

                  (iv) No oral or written representations have been made by the Company other than as stated herein, and no oral or written information furnished to the undersigned or his or her advisor(s) in connection with the offering of the Preferred Stock and related matters were in any way inconsistent with the information stated herein;

                  (v) The undersigned is not subscribing for the Preferred Stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the undersigned in connection with investments in securities generally;

                  (vi) The undersigned has reached the age of majority in the state in which the undersigned resides, has adequate means of providing for the undersigned's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Preferred Stock for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment;

                  (vii) The undersigned has such knowledge and experience in financial, tax and business matters so as to enable him or her to utilize the information made available to him or her in connection with the offering of the Preferred Stock to evaluate the merits and risks of an investment in the Preferred Stock and to make an informed investment decision with respect thereto;


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

                  (viii) The undersigned is not relying on the Company with respect to the tax and other economic considerations of an investment, and the undersigned has relied on the advice of, or has consulted with, only his or her own advisors;

                  (ix) The undersigned either (A) had income of more than $200,000 in each of the most recent two years or joint income with the undersigned's spouse in excess of $300,000 in each of the most recent two years and reasonably expects to reach that same income level for the current year or
(B) has an individual net worth, or joint net worth with the undersigned's spouse, in excess of $1,000,000.

                  (x) The undersigned will not sell or otherwise transfer the Preferred Stock or the shares of Common Stock issuable upon conversion of the Preferred Stock without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that he or she must bear the economic risk of his or her purchase for an indefinite period of time because, among other reasons, the Preferred Stock and the shares of Common Stock issuable upon conversion of the Preferred Stock have not been registered under the Securities Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless the securities are subsequently registered under the Securities Act and under the applicable securities laws of such states or unless an exemption from such registration is available in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for the Company. The undersigned represents that he or she currently is, and if he or she converts the Preferred Stock, he or she will be deemed to be representing that at that time, he or she is, willing and able to bear the economic risk of his or her investment in the Preferred Stock (including the shares of Common Stock issuable upon conversion of the Preferred Stock), has no need for liquidity with respect thereto, is able to sustain a complete loss of his or her investment, and is purchasing the Preferred Stock (including the shares of Common Stock issuable upon conversion of the Preferred Stock), for his or her own account, for investment and not with a view to resale or distribution except in compliance with the Securities Act. The undersigned is aware that an exemption from the registration requirements of the Securities Act pursuant to Rule 144 promulgated thereunder is not presently available; that the Company has no obligation to make available an exemption from the registration requirements pursuant to such Rule 144 or any successor rule for resale of the Preferred Stock or the shares of Common Stock issuable upon conversion of the Preferred Stock; and that even if an exemption under Rule 144 were available, Rule 144 permits only routine sales of securities in limited amounts in accordance with the terms and conditions of such Rule 144. The undersigned further acknowledges that there is presently no market for the purchase and sale of the Preferred Stock and that no such market may ever exist; and


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

                  (xi) The undersigned agrees that the following legend or a substantially similar legend may be placed on the certificate or certificates representing the Preferred Stock and the shares of Common Stock issuable upon conversion of the Preferred Stock and a stop transfer order may be placed with respect thereto:

            THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND CAN NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

            (b) The undersigned's overall commitment to investments which are not readily marketable is reasonable in relation to his or her net worth.

            (c) The undersigned acknowledges:

                  (i) That he or she is aware that investment in the Preferred Stock involves a number of very significant risks; and

                  (ii) The representations, warranties and agreements of the undersigned contained herein shall survive the execution and delivery of this Subscription Agreement and the purchase of the Preferred Stock subscribed for hereby.

            (d) If requested by the Company in connection with the Rights Offering, the undersigned agrees to vote, or execute a written consent with respect to, all securities of the Company as to which the undersigned has voting power (including the shares of Preferred Stock subscribed for herewith) in favor of amending the Company's Certificate of Incorporation in order to increase the number of shares of Common Stock which the Company is authorized to issue.

      6. Representations and Warranties of the Company. The Company hereby represents and warrants to the undersigned as follows:

            (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; and

            (b) Subject to the authorization by the Board of Directors of a certificate of designation relating to the Preferred Stock and the execution and filing thereof with the State of Delaware, (i) the Company has all requisite power and authority to execute, deliver and perform this Subscription Agreement, to issue and sell the Preferred Stock to the undersigned and to issue the shares of Common Stock issuable upon conversion of such Preferred Stock; (ii) all necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery and performance of this Subscription Agreement by the Company and to authorize the creation and issuance of the Preferred Stock and its sale to the undersigned; (iii) following receipt by the Company of the purchase price from the undersigned for the Preferred Stock purchased by the undersigned and delivery of the stock certificates representing such Preferred Stock to the undersigned, such Preferred Stock will be validly issued, fully paid and nonassessable; and (iv) upon conversion of the Preferred Stock into Common Stock in accordance with the terms of the Preferred Stock, the Common Stock thereupon issued will be duly authorized, validly issued, fully paid and nonassessable.


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

      7. Irrevocability; Binding Effect. The undersigned hereby acknowledges and agrees that this Subscription Agreement is irrevocable by the undersigned, that, except as required by law, the undersigned is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned hereunder, and that this Subscription Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns.

      8. Modification. Neither this Subscription Agreement nor any provisions hereof may be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

      9. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above or (b) if to the undersigned, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

      10. Assignability. This Subscription Agreement and the rights and obligations hereunder are not transferable or assignable by the undersigned.

      11. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to residents of that state executing contracts wholly to be performed in that state.


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

      IN WITNESS WHEREOF, the undersigned has executed this Agreement this ____ day of June, 2003.


                                    ----------------------------------
                                    Print Name

                                    ----------------------------------
                                    Signature of Subscriber

                                    ----------------------------------
                                    Social Security Number

                                    ----------------------------------
                                    Address

                                    ----------------------------------

                                    ----------------------------------

ACCEPTED AND
AGREED:

THE ALPINE GROUP, INC.



By ________________________________
   Name:
   Title:

Date: June __, 2003


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
                                                                       EXHIBIT A


                                                            Aggregate
            Purchaser              Number of Shares       Purchase Price
            ---------              ----------------       --------------

            Kenneth Byers                 500              $   190,000
            Steven S. Elbaum            3,948 (1)            1,500,240
            Randolph Harrison             265                  100,700
            John Jansing                  620                  235,600
            Harold M. Karp                 53                   20,140
            James Kanely                  400                  152,000
            David A. Owen                  80                   30,400
            K. Mitchell Posner          1,316                  500,080
            Bragi Schut                   800 (1)              304,000
            Dana P. Sidur                  40                   15,200
            Stewart Wahrsager             265                  100,700
                                     --------              -----------

                                        8,287              $ 3,149,060
                                     ========              ===========

----------------


(1) Some or all of these shares may be purchased by, or transferred to, an entity wholly owned by Messrs. Elbaum and Schut.